Income Taxes	3 Months Ended
Mar. 31, 2012
Income Taxes

8.  Income Taxes

ASC 740-10 “Accounting for Uncertainty in Income Taxes” (“ASC 740-10”) requires recognition and measurement of uncertain income tax positions using a “more-likely-than-not” approach.   Management evaluates Company tax positions on an annual basis and has determined that as of March 31, 2012, no accrual for income taxes is necessary.

The Company provides for income taxes at the end of each interim period based on the estimated effective tax rate for the full fiscal year.  Cumulative adjustments to the Company’s estimate are recorded in the interim period in which a change in the estimated annual effective rate is determined.

The Company has estimated its effective tax rate to be 0%, based primarily on losses incurred and the uncertainty of realization of the tax benefit of such losses.